UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

1-12340

(Commission File Number)

KEURIG GREEN MOUNTAIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  At the Annual Meeting of Stockholders of Keurig Green Mountain, Inc. (the “Company”) held on March 6, 2014 (the “Annual Meeting”), as described under Item 5.07 of this Current Report on Form 8-K (the “Current Report”), the stockholders approved the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (the “2014 ESPP” and, collectively with the Omnibus Incentive Plan, the “Plans”).  The Plans had previously been approved, subject to stockholder approval, by the Board of Directors of the Company.  The terms and conditions of the Plans and awards contemplated thereunder are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 21, 2014 (the “Proxy Statement”), under “Proposal IV — Approval of 2014 Omnibus Incentive Plan” and “Proposal V — Approval of the 2014 Amended and Restated Employee Stock Purchase Plan”.  The Company provided the Omnibus Incentive Plan and 2014 ESPP to stockholders of the Company as Appendix A and Appendix B, respectively, to the Proxy Statement.

The foregoing descriptions of the Omnibus Incentive Plan and 2014 ESPP are qualified in their entirety by reference to the full text of such documents, which are incorporated herein as Exhibits 10.1 and 10.2 to this current report on Form 8-K (this “Current Report”), by reference to the Company’s registration statement on Form S-8, filed March 6, 2014 (the “Registration Statement”).

At its December 2013 meetings the Compensation and Organizational Development Committee of the Board of Directors (the “Compensation Committee”) and the Board of Directors approved forms of equity agreements for use under the Omnibus Incentive Plan and made awards using these forms (other than the form of restricted stock unit award agreement for directors, which was first used in connection with the directors’ March 7, 2014 annual equity grant, and the form of stock option award agreement for executives, which will be used for grants of stock option awards going forward).  The forms of stock option award agreement, performance stock unit award agreement and restricted stock unit award agreement (for both directors and executives) are incorporated herein as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report by reference to the Registration Statement.

The form of participation agreement under the 2014 ESPP is incorporated herein as Exhibit 10.7 to this Current Report by reference to the Registration Statement.

Following the filing of the Registration Statement, the Compensation Committee amended the names of the plans to reflect the Company Name Change (as defined below) as follows: the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan became the Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan, and the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan became the Keurig Green Mountain, Inc. 2014 Amended and Restated Employee Stock Purchase Plan.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report, at the Annual Meeting the stockholders voted on and approved an amendment of the Company’s Restated Certificate of Incorporation to change the name of the Company from “Green Mountain Coffee Roasters, Inc.” to “Keurig Green Mountain, Inc.” (the “Company Name Change”).  The Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect the Company Name Change on March 6, 2014.  A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, the Board of Directors of the Company amended the bylaws of the Company on March 7, 2014 to reflect the Company Name Change.  A copy of the amendment to the Company’s bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On March 6, 2014, the Company held the Annual Meeting.  As of the record date of January 6, 2014, there were 148,831,415 shares outstanding and entitled to notice of and to vote at the Annual Meeting.  The matters voted upon at the Annual Meeting and the final results of the voting are set forth below.

Proposal I — Election of Directors

Stockholders approved the election of John D. Hayes, A.D. David Mackay, Michael J. Mardy and David E. Moran as Class III directors to serve a three-year term to expire at the Company’s Annual Meeting in 2017.

	For	Withheld	Broker Non-Votes

John D. Hayes	121,671,128	706,868	17,045,169

A.D. David Mackay	121,577,980	800,016	17,045,169

Michael J. Mardy	106,855,911	15,522,085	17,045,169

David E. Moran	121,358,052	1,019,944	17,045,169

Proposal II — Advisory Vote on Executive Compensation of Named Executive Officers

Stockholders approved, on an advisory basis, the Company’s compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Company’s Proxy Statement.

For	Against	Abstain	Broker non-votes

120,429,125	1,573,672	375,198	17,045,170

Proposal III — Approve an amendment to the Restated Certificate of Incorporation to change the Company name to Keurig Green Mountain, Inc.

Stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to change the name of the Company to “Keurig Green Mountain, Inc.”

For	Against	Abstain

137,112,104	1,877,679	433,381

Proposal IV — Approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan

Stockholders approved the 2014 Omnibus Incentive Plan.

For	Against	Abstain	Broker non-votes

119,558,760	2,573,555	245,679	17,045,171

As described under Item 5.02 of this Current Report, following the filing of the Registration Statement, the Compensation Committee amended the name of 2014 Omnibus Incentive Plan to be the “Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan” to reflect the Company Name Change.

Proposal V — Approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan

Stockholders approved the 2014 Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker non-votes

120,934,069	944,566	499,300	17,045,230

As described under Item 5.02 of this Current Report, following the filing of the Registration Statement, the Compensation Committee amended the name of 2014 Amended and Restated Employee Stock Purchase Plan to be “Keurig Green Mountain, Inc. 2014 Amended and Restated Employee Stock Purchase Plan” to reflect the Company Name Change.

Proposal VI — Ratification of Independent Registered Public Accountants for Fiscal Year 2014

At the Annual Meeting, stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for its 2014 fiscal year.

For	Against	Abstain

138,529,344	646,522	247,299

For more information about the foregoing proposals, see the Company’s Proxy Statement.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

3.1*	Amendment to the Restated Certificate of Incorporation of Green Mountain Coffee Roasters, Inc.

3.2*	Amendment to the Amended and Restated By-laws of Green Mountain Coffee Roasters, Inc.

10.1	Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company’s Form S-8 filed on March 6, 2014).

10.2	Keurig Green Mountain, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (incorporated by reference from Exhibit 10.2 to the Company’s Form S-8 filed on March 6, 2014).

10.3	Form of Performance Stock Unit agreement for Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.3 to the Company’s Form S-8 filed on March 6, 2014).

10.4

Form of Director Restricted Stock Unit agreement for Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.4 to the Company’s Form S-8 filed on March 6, 2014).

10.5

Form of Executive Restricted Stock Unit agreement for Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.5 to the Company’s Form S-8 filed on March 6, 2014).

10.6	Form of Executive Stock Option Agreement for Keurig Green Mountain, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.6 to the Company’s Form S-8 filed on March 6, 2014).

10.7

Form of Participation Agreement for Keurig Green Mountain, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (incorporated by reference from Exhibit 10.7 to the Company’s Form S-8 filed on March 6, 2014).

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG GREEN MOUNTAIN, INC.

By:	/s/ Michael J. Degnan
Michael J. Degnan
Chief Legal Officer, Corporate General Counsel

Date: March 7, 2014